     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1998

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                          THE WILLIAMS COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      73-0569878
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                      Identification No.)

                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 588-2000
         (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                             ---------------------
                           WILLIAM G. VON GLAHN, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 588-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                    COPY TO:

                             KEITH L. KEARNEY, ESQ.
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after this Registration Statement becomes effective.
                             ---------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement Number 333-53511

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
     TITLE OF EACH CLASS OF           AMOUNT TO          OFFERING PRICE     AGGREGATE OFFERING    REGISTRATION
  SECURITIES TO BE REGISTERED       BE REGISTERED           PER UNIT             PRICE(1)              FEE
-----------------------------------------------------------------------------------------------------------------
Debt Securities; Preferred
  Stock, $1 par value...........         (2)                  (2)              $25,000,000          $7,575.76
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee. Amount represents an increase in the proposed maximum aggregate offering price of no more than 20 percent of the amount of registered securities remaining under registration statement number 333-53511.
(2) Not applicable pursuant to Form S-3 General Instruction II(D) under the Securities Act of 1933.
                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement on Form S-3 is filed by The Williams Companies, Inc., a Delaware corporation, (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"). The information in the Registration Statement on Form S-3, and its amendments thereto, previously filed by the Company with the Securities and Exchange Commission (File No. 333-53511) pursuant to the Act is incorporated by reference into this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits:

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          5              -- Opinion and consent of counsel of the Company, relating to the validity of the Securities.
         23.1            -- Consent of Ernst & Young LLP.
         23.2            -- Consent of Deloitte & Touche LLP.
         23.3            -- Consent of counsel (contained in Exhibit 5).
         24.1            -- Power of Attorney.
         24.2            -- Certified copy of resolution authorizing signatures
                            pursuant to power of attorney.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Tulsa and State of Oklahoma on the 24th day of July, 1998.

                                            THE WILLIAMS COMPANIES, INC.
                                                    (Registrant)

                                    By:        /s/ SHAWNA L. BARNARD
                                       -----------------------------------------
                                                   Shawna L. Barnard
                                                   Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

                      SIGNATURE                                  TITLE                     DATE
                      ---------                                  -----                     ----
                 /s/ KEITH E. BAILEY                   Chairman of the Board &
-----------------------------------------------------    President (principal
                  Keith E. Bailey*                       executive officer)

                /s/ JACK D. MCCARTHY                   Senior Vice President,
-----------------------------------------------------    Treasurer & Assistant
                  Jack D. McCarthy*                      Secretary (principal
                                                         financial officer)

                 /s/ GARY R. BELITZ                    Controller (principal
-----------------------------------------------------    accounting officer)
                   Gary R. Belitz*

                  /s/ GLENN A. COX                     Director                           July 24, 1998
-----------------------------------------------------
                    Glenn A. Cox

                                                       Director
-----------------------------------------------------
                Thomas H. Cruikshank

                /s/ WILLIAM E. GREEN                   Director
-----------------------------------------------------
                  William E. Green

               /s/ PATRICIA L. HIGGINS                 Director
-----------------------------------------------------
                 Patricia L. Higgins

                  /s/ W. R. HOWELL                     Director
-----------------------------------------------------
                    W. R. Howell

               /s/ ROBERT J. LAFORTUNE                 Director
-----------------------------------------------------
                 Robert J. Lafortune

                 /s/ JAMES C. LEWIS                    Director
-----------------------------------------------------
                   James C. Lewis

                      SIGNATURE                                  TITLE                     DATE
                      ---------                                  -----                     ----
               /s/ JACK A. MACALLISTER                 Director
-----------------------------------------------------
                 Jack A. MacAllister

                /s/ FRANK T. MACINNIS                  Director
-----------------------------------------------------
                  Frank T. MacInnis

                 /s/ PETER C. MEINIG                   Director
-----------------------------------------------------
                   Peter C. Meinig

                   /s/ KAY A. ORR                      Director                           July 24, 1998
-----------------------------------------------------
                     Kay A. Orr

                /s/ GORDON R. PARKER                   Director
-----------------------------------------------------
                  Gordon R. Parker

               /s/ JOSEPH H. WILLIAMS                  Director
-----------------------------------------------------
                 Joseph H. Williams

              *By /s/ SHAWNA L. BARNARD
-----------------------------------------------------
                  Shawna L. Barnard
                  Attorney-in-Fact

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          5              -- Opinion and consent of counsel of the Company, relating to the validity of the Securities.
         23.1            -- Consent of Ernst & Young LLP.
         23.2            -- Consent of Deloitte & Touche LLP.
         23.3            -- Consent of counsel (contained in Exhibit 5).
         24.1            -- Power of Attorney.
         24.2            -- Certified copy of resolution authorizing signatures
                            pursuant to power of attorney.